UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

The Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

BRONCO ENERGY FUND, INC.

(Name of Registrant as specified in its charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies: Common Stock, $0.001 par value.

	2)	Aggregate number of securities to which transaction applies: 12,811,020

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	4)	Proposed maximum aggregate value of transaction: N/A

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

BRONCO ENERGY FUND, INC.

2920 N. Swan Road, Suite 206

Tucson, Arizona, 85712

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 30, 2005

The 2005 Annual Meeting of the Stockholders (the “Annual Meeting”) of Bronco Energy Fund, Inc., a Nevada corporation (the “Company”), will be held on September 30, 2005, at 10:00 a.m., at the 2920 N. Swan Road, Tucson, Arizona, 85712 for the following purposes, each of which is described more fully in the accompanying Information Statement:

1.

Proposal No. 1: To authorize and approve the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act;

2.

Proposal No. 2: To elect Stanley A. Hirschman, Daniel L. Hodges and Kevin M. Sherlock as a Class I Directors and Daniel L. Hodges as Executive Chairman, all to hold office for a three-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

3.

Proposal No. 3: To elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a three-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

4.

Proposal No. 4: To elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a three-year term expiring in 2006, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

5.

Proposal No. 5: To authorize and approve the Certificate of Amendment to create preferred stock by increasing the authorized number of shares of Capital Stock from 100,000,000 shares to 110,000,000 shares of which 10,000,000 shares are authorized for blank check preferred stock;

6.	Proposal No. 6: To authorize and approve the Incentive Stock Option Plan;

7.

Proposal No. 7:: To ratify the appointment by the Board of Directors of the Company (the “Board”) of Epstein, Weber & Conover, P.L.C., Certified Public Accountants (“Epstein Weber”) to serve as independent auditors for the fiscal year ended December 31, 2005;

8.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on August 15, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held on the Record Date.

By Order of the Board of Directors

/s/ Daniel L. Hodges,
Chairman

Tucson, Arizona

August 18, 2005

You are cordially invited to attend the Annual Meeting.

BRONCO ENERGY FUND, INC.

2920 N. Swan Road, Suite 206

Tucson, Arizona, 85712

Dear Stockholder:

We are furnishing this Information Statement to you to provide a description of action proposed on May 27, 2005 by the Board of Directors of Bronco Energy Fund, Inc., a Nevada corporation, and by the holders of a majority of our outstanding shares of common stock in accordance with Section 78.2055 of the Nevada Revised Statutes and our articles of incorporation and by-laws, as amended from time to time.

On May 27, 2005, our Board of Directors, after considering and concluding that it in our best interests and the best interests of our stockholders, recommended that we: (1) withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act ; (2) create preferred stock by increase the authorized number of shares of Common Stock from 100,000,000 shares to 110,000,000 shares of which up to 10,000,000 shares authorized for preferred stock; and (3) adopt the Incentive Stock Option Plan.

The actions will be effective no sooner than the conclusion of the annual meeting to be held on September 30, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We are not asking you for a proxy. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect.

By Order of the Board of Directors

/s/ Daniel L. Hodges

Daniel L. Hodges

Chairman of the Board of Directors

Dated: August 18, 2005

BRONCO ENERGY FUND, INC.

2920 N. Swan Road, Suite 206

Tucson, Arizona, 85712

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

September 30, 2005

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this Information Statement because Bronco Energy Fund, Inc. (the “Company”) is having an Annual Meeting to vote on the proposals described in this Information Statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. The Notice of Annual Meeting of Stockholders and this Information Statement are first being mailed to stockholders on or about September 1, 2005.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 15, 2005 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 12,811,020 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting.

What am I voting on?

There are seven matters scheduled for a vote at the Annual Meeting:

1.

Proposal No. 1: To authorize and approve the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act;

2.

Proposal No. 2: To elect Stanley A. Hirschman, Daniel L. Hodges and Kevin M. Sherlock as a Class I Directors and Daniel L. Hodges as Executive Chairman, all to hold office for a three-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

3.

Proposal No. 3: To elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a two-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

4.

Proposal No. 4: To elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a one-year term expiring in 2006, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

5.

Proposal No. 5: To authorize and approve the Certificate of Amendment to create preferred stock by increasing the authorized number of shares of Capital Stock from 100,000,000 shares to 110,000,000 shares of which 10,000,000 shares are authorized for blank check preferred stock;

6.	Proposal No. 6: To authorize and approve the Incentive Stock Option Plan;

7.

Proposal No. 7:: To ratify the appointment by the Board of Directors of the Company (the “Board”) of Epstein, Weber & Conover, P.L.C., Certified Public Accountants (“Epstein Weber”) to serve as independent auditors for the fiscal year ended December 31, 2005.

The approval of each proposal described in this Information Statement is independent from the approval of each of the other proposals described in this Information Statement.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

A proposal will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common vote “FOR” the proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting. As of the Record Date, there were 12,811,020 shares of Common Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you vote at the Annual Meeting. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published promptly after certification in a press release or current report on Form 8-K, as well as in the Company’s Form 10-Q for the quarter ending September 30, 2005.

REASONS FOR THE ANNUAL MEETING

The Annual Meeting is being held in order to vote on several important proposals. Each proposal that will be presented at the Annual Meeting is described in greater detail below.

PROPOSAL NO. 1

AUTHORIZATION TO WITHDRAW THE COMPANY’S ELECTION

TO BE TREATED AS A BDC.

Background

The Company is a closed-end management investment company, which elected, on December 21, 2004 to be regulated as BDC as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company is subject to the Investment Company Act, including certain provisions applicable only to BDC’s (the “BDC Provisions”), although it is excepted from certain provisions of the Investment Company Act applicable to registered closed-end investment companies. BDC’s generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, as described below under “Investment Company Act Provisions Applicable to BDC’s.”

In consideration of the future operations of the Company and its planned acquisitions in the coal and energy industries, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the nature of the Company’s business and its focus from investing, reinvesting, owning, holding, or trading in investment securities in the coal and energy industries toward that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets in the target industries, that the regulatory regime governing BDC’s is no longer appropriate and will hinder the Company’s future growth. In addition, the Board believes that the Company will not be required to be regulated under the Investment Company Act under these circumstances.

On May 27, 2005, the Board unanimously approved the proposal to authorize the Board to withdraw the Company’s election to be treated as a BDC as soon as practicable so that it may begin conducting business as an operating company rather than a BDC subject to the Investment Company Act. If the stockholders approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal. After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the Investment Company Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements.

The Company is working to qualify for this change of status and has undertaken several steps to meet the requirements for withdrawal of its election to be treated as a BDC, including: (i) preparing a detailed plan of operations in contemplation of such a change to the status for the Company and (ii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and exemption or exclusion from being deemed an “investment company” under the Investment Company Act. As of the date hereof, the Company believes that the Company meets the requirements for filing an application to withdraw its election to be treated as a BDC.

Investment Company Act Provisions Applicable to BDC’s

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file a proper notice of election with the SEC.

The Investment Company Act also imposes, among others, the following regulations on BDC’s:

A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

A BDC’s right to issue options, rights and warrants to purchase its stock is restricted;

A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a)is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not “qualifying assets”, but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

A BDC is restricted in its ability to repurchase its shares directly from stockholders.

If the stockholders approve this proposal and the Board withdraws the Company’s election to be treated as a BDC, the Company would no longer be subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies. However, the Board would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

As an operating company, the Company (i) would not be limited in the amount of excessive leverage that it could incur, (ii) would be permitted to issue Restricted Stock absent an order from the SEC, and (iii) would not be limited in the amounts or types of compensation that it could pay to executives.

In addition, withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(g) of the Exchange Act. Under the Exchange Act, the Company is required to file periodic reports on Form 10-KSB, Form 10-QSB, Form 8-K, Information Statements and other reports required under the Exchange Act.

Reasons for the Withdrawal of the Company as a BDC

Given the investment focus, asset mix, business and operations of the Company that will result from the implementation of its business plan, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above. For example:

Business Focus. As a result of the business plan, the nature of the Company’s business is changing from simply being in the business of investing, reinvesting, owning, holding, or trading in investment securities in the coal and energy industry toward that of an operating company whose focus is on acquiring assets and controlling interests in companies in the coal and energy industry. The Board believes that BDC regulation would be inappropriate for such activities.

Issuance of Securities other than Common Stock. BDC’s are limited or restricted as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company’s net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain “asset coverage” tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company’s investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means. The Board believes that it may be able to maximize shareholder value by having the ability to raise capital through various financing structures and means in order to make further acquisitions.

Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC’s to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company’s Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

Compensation of Executives. The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

Related Party Transactions. The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC’s, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation’s best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company’s directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party’s relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

Eligible Investments. As a BDC, the Company may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the “70% test”). Because of the limitations on the type of investments the Company may make, as well as the Company’s total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act. Management devotes considerable time to issues relating to compliance with the Investment Company Act and the Company incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on Investment Company Act compliance matters could be utilized more productively if devoted to the operation of the Company’s business. The Board has determined that the costs of compliance with the Investment Company Act are substantial, especially when compared to the Company’s relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

The Board believes that the above reasons, indicate that the restrictions of the Investment Company Act would have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act would be to withdraw the Company’s election to be treated as a BDC.

Effect of Election to Withdrawal as a BDC on the Company’s Financial Statements

In the event that the Board withdraws the Company’s election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

The election to withdraw the Company as a BDC under the Investment Company Act will result in a significant change in the Company’s method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDC’s.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing for treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a “regular” corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of it becoming an operating company.

Steps Toward Withdrawal

Because of the importance of electing to withdraw as a BDC and becoming qualified as an operating company, the Company is using maximum efforts to qualify for this change of status. The Company has undertaken steps to meet certain procedures relevant to withdrawal of its election to be treated as a BDC, including consultation with outside counsel as to the applicability and requirements under the Investment Company Act.

Following approval by the stockholders of this Proposal No. 1, if it is obtained, the Board will file with the SEC as soon as practicable thereafter, a notice of withdrawal of election to be regulated as a business development company on Form N-54C. Once that notice is accepted, the Company’s withdrawal as a BDC will have been effected.

Purpose of the Proposal; Need for Stockholder Approval

Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.

For purposes of this Proposal No. 1 only, the vote of a “majority of the outstanding shares” means the vote (A) of 67 per centum or more of the voting securities present at the Annual Meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Company, whichever is the less.

Vote Required; Board Recommendation

Proposal No. 1 (the authorization and approval of the Board to withdraw the Company’s election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a “majority of the outstanding shares” of the Common Stock and Preferred Stock, voting together as a single class, are voted “FOR” the proposal. Abstentions and broker non-votes will also have the same effect as votes “AGAINST” Proposal No. 1.

PROPOSAL NO. 1, NO. 2 and NO. 3

ELECTION OF CLASS I, CLASS II and CLASS III DIRECTORS

Background

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and its ByLaws, the number of directors constituting the Board shall be fixed from time to time by resolution passed by a majority of the Board. The number of directors on the Board is currently fixed at eleven. Directors are elected by class for a staggered term of three years for each class, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company. All of the current directors of the Company are being nominated for election.

Class I Directors, Stanley A. Hirschman, Daniel L. Hodges (as Executive Chairman of the Board) and Kevin M. Sherlock, have been nominated for election to the Board for a three-year term expiring in 2008. Class II Directors, Daniel Baker, James Balserak and Phil E. Pearce, have been nominated for election to the Board for a two-year term expiring in 2007. Class III Directors, David P. Hinkins, James Marshall and Robert M. Smith, have been nominated for election to the Board for a one-year term expiring in 2006. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Information Regarding the Company’s Directors and Nominees

The names and certain information concerning the current directors and the person nominated by the Board to be elected as a Class I, Class II and Class III Directors of the Company at the Annual Meeting is set forth below.

Messrs. Baker, Hodges, Marshall and Sherlock are interested persons of the Company, as defined in the Investment Company Act, due to their positions as officers of the Company. Messers Balserak, Hinkins, Hirschman, Pearce and Smith are considered independent directors of the Company.

Name and Year First Appointed Director	Age	Background Information

Dan Baker— Class II Director (2004)	55

Dan Baker was appointed director, president and chief operating officer for Bronco in December, 2004. Mr. Baker received a B.S. in Mining Engineering from the University of Utah and has been involved in the mining industry in both management and production for more than 33 years. Most recently, he served as President of C&P Coal Company in Salt Lake City, was Executive Vice President of COSOL Energy, Inc. in Pittsburgh, and also held various senior management positions with PacifiCorp, Interwest Mining Company. He also serves as a director of Hazelwood Power Company in Australia, Interwest Mining Company, and several other companies, and is a member of the National Mining Association and the Utah Mining Association.

James Balserak, M.D.— Class II Director (2005)	40

James Balserak was appointed to the board in January, 2005. Dr. Balserak is a general surgeon who has practiced with the Southwest Surgery Associates, Ltd., in Tucson Arizona since 1996. Dr. Balserak graduated from the U.S. Air Force School of Aerospace Medicine in 1989 and earned his doctorate of medicine from the Medical College of Virginia in 1990. He also serves as an Assistant Clinical Professor of Surgery at the College of Medicine, University of Arizona from 1995 to present. Dr. Balserak is presently a colonel in the Arizona Air National Guard.

David P. Hinkins— Class III Director (2005)	51

David Hinkins was appointed to the board in January, 2005. Mr. Hinkins is currently the President of Industrial Electrical Motor Service, Inc., a position he has held from 1976 to the Present; he also serves as President of Industrial Mine Supply, Inc. a position he has held from 1988 to the present. Previously, Mr. Hinkins established Rainbow Glass Ranch, in Ferron, Utah in 1978; founded Coal Equipment Co., Inc. of Denver, Colo. in 1980: and he founded Generator Starter Service, Inc. in Aurora, Utah in 1982. Presently, Mr. Hinkins is also serving on Board of Trustees of the College of Eastern Utah, the Utah State Racing Commission, and Board of Trustees of the Emery County Community Foundation. He is also the President of ITT National Mining Council.

Stanley A. Hirschman.— Class I Director (2004)	58

Stanley Hirschman was appointed to the board in February, 2005. Mr. Hirschman is President of CPointe Associates, Inc., a Plano, Texas executive management and consulting firm which he founded in 1996 that specializes in solutions for companies with emerging technology-based products. He is Chairman of Bravo Foods International Corporation (BRVO), Director of 5G Wireless, Inc. (FGWC), former Chairman of Mustang Software and former director of Imaging Diagnostic Systems, Inc. He is also an advisor to Redwood Grove Capital Management LLC. Prior to establishing CPointe Associates, he was Vice President Operations, Software Etc., Inc., a 406 retail store software chain, from 1989 until 1996. He has held senior executive management positions with T.J. Maxx, Gap Stores and Banana Republic. He is active in community affairs and serves on the Advisory Board of the Salvation Army Adult Rehabilitation Centers.

Daniel L. Hodges— Class I Director (2005)

Daniel Hodges was appointed chairman of the board in February, 2005. Mr. Hodges was President and Chairman of Fidelis Energy, Inc. (OTCBB: FDEI), an oil and gas exploration company, from 2004 until May 2005. Since 1007, Mr. Hodges has been an instructor in the F-16 Fighter jet in Tucson, Arizona. From 1995 to 2002, Mr. Hodges took part in the formation and/or public registration of multiple public companies as an investor. Privately, Mr. Hodges has been involved in real estate developments and residential subdivisions in Southern Arizona since 1993. Mr. Hodges also serves on the board of directors of iWorld Projects & Systems, Inc.

James Marshall— Class III Director (2004)	60

James Marshall was appointed treasurer and to the board in December, 2004. Mr. Marshall is a certified public accountant in the state of Arizona, and has previously held certificates from Michigan, California, Illinois and Florida. James was the founder and chief executive officer of Residential Resources Mortgage Investments Corporation, RRR AMEX, a mortgage based REIT with assets in excess of $400 million and a staff of 42. Prior to March 1985, Mr. Marshall was the National Finance Partner for Kenneth Leventhal & Company and was Managing Partner of that firms Phoenix Office for five years. Career experiences include responsibilities for major land acquisitions and dispositions and their structuring. His audit and tax experience included publicly-held companies for which Mr. Marshall was responsible for banks, savings and loan associations, real estate developers, mortgage bankers, insurance companies, builders and contractors. Mr. Marshall is a member of the AICPA, performs audits, consulting and tax services for his clients. Mr. Marshall has more than 30 years audit and tax experience on a wide range of public and private companies. Mr. Marshall is current on all SEC, auditing, accounting and tax matters. In addition to a strong background in auditing and taxation, Mr. Marshall is a proven innovator and solution developer relying on both traditional and nontraditional alternatives. Extensive experience has been developed on SEC filings from IPOs, shelf registrations, to annual and quarterly reporting.

Phil E. Pearce— Class II Director (2005)	76

Phil Pearce was appointed to the board in February, 2005. Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates since 1990, Chairman and Director of Financial Express Corporation since 1990. Prior to 1990, Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers and was closely involved in the formation of the Nasdaq Stock Market, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of XR Medical, a diagnostic laboratory company, 5G Wireless, Inc., GoldSpring, Inc, Bravo! Foods International Corporation and Xybernaut Corporation. He is also an advisor to Redwood Grove Capital Management LLC. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and the Wharton School of Investment Banking at the University of Pennsylvania.

Kevin M. Sherlock— Class I Director (2004)	44

Kevin Sherlock was appointed secretary and to the board in December, 2004. Mr. Sherlock graduated from Florida State University in 1984 with a B.S. degree in Multinational Business Operations. In 1988, he received his Juris Doctorate from the Georgetown University Law Center. Mr. Sherlock is licensed to practice law in Washington D.C., Florida and Arizona. He began his legal career as an associate in the Washington D.C. office of the New York law firm Condon & Forsyth, with a practice area of aviation law, insurance defense litigation (including complex multi-district air-crash disaster litigation) and general corporate matters. Mr. Sherlock opened his solo practice in 1993, with a focus on small business mergers and acquisitions, and public company issues.

Robert M. Smith— Class III Director (2005)	76

Robert Smith was appointed to the board in February, 2005. Mr. Smith is a retired electric utility executive and has been an energy industry consultant since 1990. From 1988 to 1990, Nr. Smith was the Executive Vice President of Power Supply at Pacificorp. Prior to that, Mr. Smith was employed by Pacific Power and Light Company as Vice President of Human Resources from 1977 to 1979, as Vice President of Construction from 1979 to 1982, as Vice President of Power Generation from 1982 to 1985, and as Senior Vice President of Power Supply from 1985 to 1988.

Vote Required

Proposal No. 2 to elect Stanley A. Hirschman, Daniel L. Hodges (as Executive Chairman of the Board) and Kevin M. Sherlock as a Class I Directors to hold office for a three-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal.

Proposal No. 3 to elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a two-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal.

Proposal No. 4 to elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a one-year term expiring in 2006, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal.

PROPOSAL NO. 5

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED THE CERTIFICATE OF INCORPORATION TO INCREASE THE CAPITAL STOCK TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK

Preferred Stock

We propose to amend the articles of incorporation to allow the issuance of up to 10,000,000 shares of preferred stock, $.001 par value per share. The authorized preferred stock may, without action by our shareholders, be issued by the board of directors from time to time in one or more series for such consideration and with such relative rights, privileges and preferences as the board may determine. Accordingly, the board has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation, preferences and conversion rights for any series of preferred stock issued in the future. It is not possible to state the actual effect of the authorization of additional preferred stock upon the rights of holders of the common stock until the board determines the specific rights of the holders of any additional series of preferred stock. The board’s authority to issue preferred stock provides a convenient vehicle in connection with possible acquisitions and other corporate purposes.

Background

The Company is requesting stockholder approval of the Board’s proposal to amend the Company’s Certificate of Incorporation (the “Current Certificate”) to increase the authorized capital stock of the Company from 100,000,000 shares to 110,000,000 shares, of which 10,000,000 will be preferred shares. Assuming that this Proposal No. 5 is approved, the Company intends to file the certificate of amendment included as Appendix G to this Information Statement (the “Certificate of Amendment”). The Board has already approved the Certificate of Amendment and, assuming the approval of this Proposal No. 5 at the Annual Meeting, the Certificate of Amendment would become effective upon its filing with the Secretary of State of the State of Nevada.

Upon the Certificate of Amendment of the Company, the Board would have the authority to designate and issue series of preferred stock up to a maximum of 10,000,000 shares of preferred stock.

Purpose of the Proposal; Need for Stockholder Approval

The Board has proposed the creation of a maximum of 10,000,000 shares of preferred stock because it believes that the available of preferred stock is in the best long-term and short-term interests of the Company and its stockholders. Because the increase in capital stock requires an amendment to the Company’s certificate of incorporation, it must be approved by the Company’s stockholders. The addition of preferred stock is designed to increase the options available to the Company in connection with possible acquisitions. If approved, the authorized preferred stock may, without action by our shareholders, be issued by the board of directors from time to time in one or more series for such consideration and with such relative rights, privileges and preferences as the board may determine. Accordingly, the board has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation, preferences and conversion rights for any series of preferred stock issued in the future. As of the date of this Information statement, the Company has no plans to issue any Preferred Stock. However, Preferred Stock can be customized with such rights, preferences and privileges as the Board may deem appropriate for any proper corporate purpose such as raising capital, establishing strategic relationships with other companies, and investing in new opportunities within the Company’s target industries. Any such equity financing could have a dilutive effect on the voting power and shareholdings of current stockholders.

Vote Required

Proposal No. 5 (the authorization and approval of the Certificate of Amendment to increase the authorized capital stock to allow for a maximum of 10,000,000 shares of Preferred Stock) will be approved if a majority of the outstanding shares of Common Stock at the Annual Meeting are voted “FOR” the proposal.

PROPOSAL NO. 6

APPROVAL OF A NEW

STOCK OPTION AND RESTRICTED STOCK PLAN FOR THE COMPANY

Background

The Company is requesting stockholder approval of the stock option plan and the restricted stock plan included as Appendix A to this Information Statement (the “Plan”). The purpose of the New Plan is to advance the interests of the Company by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under the New Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Stock Option Plan, as proposed, provides for the issuance of options ands grant of Restricted Stock, up to a maximum of ten million shares of Common Stock.

Upon the approval of Proposal No. 6, the Board will be authorized to issue stock options and grants of restricted stock to participants in accordance with the terms of the Plan. The Company has not yet determined the amount of any options grants or Restricted Stock awards to be offered to any officers, employees, non-officer directors or consultants under the Plan. At such time as the Company determines to issue any awards to any officers, employees, non-officer directors or consultants, the Company intends to development a plan of awards consistent with industry standards and applicable law.

The Plan Administrator or Committee will determine the amount and features of the stock options or Restricted Stock, if any, to be awarded to participants. The Plan Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the Plan, including the recipient’s current stock holdings, position with the Company, and other factors. The Plan Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee awards stock options and Restricted Stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

Description of the Plan

The following is a brief description of the material features of the New Plan. Such description is qualified in its entirety by reference to the full text of the Plan, which is attached to this Information Statement as Appendix A.

Purpose. The purpose of the Plan is to advance the interests of the Company by providing key employees of the Company who have substantial responsibility for the direction and management of the Company, as well as certain directors, employees and consultants with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

Authorization. The New Plan provides for the issuance of options and restricted stock up to a maximum total of ten million shares of Common Stock that.

Administration. The New Plan will be administered by the Company’s Board of Directors or by a Board appointed Plan Committee, which is comprised of at least two members of the Company’s Board, each of whom shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (b) be an “outside director” as the term is defined under Section 162(m) of the Code; and (c) be an independent director.

The Plan Committee will interpret the Plan and, to the extent and in the manner contemplated in the Plan, will exercise the discretion reserved to it in the Plan. The decision of the Plan Committee on any interpretation of the Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

Participants. The Plan Committee will determine and designate those officers, employees, non-officer directors and consultants of the Company who are eligible to participate in the Plan. The Plan Committee will also determine the number of options and shares of Restricted Stock to be awarded to each participant. In making these determinations, the Plan Committee will take into account the potential contributions of the participant to the success of the Company, and such other factors as the Plan Committee deems relevant to accomplish the purposes of the Plan.

Terms of options Stock options are granted under the Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. The Plan Committee will determine the amount and features of the stock options, if any, to be awarded to participants. The Plan Committee will evaluate a number of criteria, including the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the Plan, including the participant’s current stock holdings, position with the Company and other factors. The Plan Committee will not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the participant under consideration.

Exercise of options. Options will be exercisable at a price equal to the fair market value of the shares at the time the option is granted, provided, however, that the exercise price of any option that is intended to be treated as an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value. The day on which the Company approves the granting of an option or the date specified in the Plan will be considered the date on which the option is granted. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, not more than five years.

Awards of Restricted Stock. Each award of Restricted Stock will contain a vesting schedule, which will set forth the times at which the participant will acquire a nonforfeitable right to the shares awarded to him or her. Shares that are not vested upon a participant’s termination of employment with, or cessation of providing services to the Company shall be forfeited.

Effect of change in shares subject to the New Plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and awards of Restricted Stock and the shares subject to an option and the option prices shall be appropriately adjusted by the Plan Committee.

Amendment and termination. The Board may amend or alter, suspend or discontinue the New Plan at any time. While the Board may seek stockholder approval of an action modifying a provision of the New Plan when deemed advisable, the Board may make certain modifications without stockholder approval (except with respect to the number of shares authorized for issuance under the New Plan). The Plan will terminate ten years from the date of its adoption by the Board.

Federal tax consequences of the Plan. The following is a summary of certain federal income tax consequences of transactions under the New Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

Non-qualified stock options. The grant of a non-qualified stock option under the New Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

Incentive stock options. Generally, neither the grant nor the exercise of an incentive stock option will result in the recognition of taxable income by the participant. Rather, when the participant disposes of stock acquired upon exercise of an incentive stock option, the participant will recognize income in the amount of the excess of the amount realized upon disposition (if any) over the exercise price. This special tax treatment is available only if the participant does not dispose of the stock acquired upon the exercise of the incentive stock option before the later of the first anniversary of the date of exercise or the second anniversary of the date of the grant of the option. A disposition before that time is referred to as a “disqualifying disposition.” If a participant effects a disqualifying disposition, he or she will generally have income taxable at ordinary rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and income taxable at capital gains rates on any amount realized on disposition in excess of the fair market value of the stock on the date of exercise. The Company is generally not entitled to any deduction in connection with the issuance or exercise of an incentive stock option. If, however, a participant effects a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount of income recognized by the participant that is taxable at ordinary income rates.

Restricted Stock. The grant of an award of Restricted Stock will not result in the recognition of taxable income or in a deduction for the Company. Instead, when a participant becomes vested in shares of Restricted Stock, the participant generally will recognize income taxable at ordinary income rates in an amount equal to the fair market value of the stock on the date of vesting, and the Company will be entitled to a corresponding deduction. A participant may, however, make an election to include in income at the time of grant the fair market value of the Restricted Stock by making an election under section 83(b) of the Code within 30 days of the award of Restricted Stock. The Company will be entitled to a corresponding deduction. If the participant subsequently forfeits shares of Restricted Stock, he or she may not be entitled to claim a deduction or a loss.

Transferability of Options and Restricted Stock. Options and Restricted Stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant.

Vote Required

Proposal No. 6 (the authorization and approval of the stock option and Restricted Stock components of the New Plan) will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal.

PROPOSAL NO. 7

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

As previously reported in the current report on Form 8-K filed by the Company with the SEC on May 5, 2005, Robison, Hill & Co., informed the Company on April 21, 2005 that the client-auditor relationship between it and the Company would cease due to possible future conflict of interests. Robison, Hill & Co.’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As a result of Robison, Hill & Co.’s resignation, on April 21, 2005, the Company, upon the approval and recommendation of the Audit Committee (which consisted solely of directors who are not “interested persons” of the Company), engaged Epstein, Weber & Conover, P.L.C. to serve as the Company’s independent accountants. Prior to this engagement, Epstein Weber had not performed any services on behalf of the Company or been consulted in respect of the Company. Epstein Weber has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

The Company expects that a representative of Epstein Weber will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. The Company does not expect that a representative of Epstein Weber will be present and available at the Annual Meeting to respond to questions.

Vote Required

Proposal No. 7 (the ratification of the appointment by the Board of Epstein Weber to serve as independent auditors) will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal.

Fees Paid to Independent Public Accountants for 2004(1), 2003 and 2002

The following are aggregate fees billed to the Company by its independent auditors for work performed in 2004), 2003 and 2002:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2004(1)	December 31, 2003	December 31, 2002

Audit Fees	$9000	$—	$—
Audit-Related Fees	$—	—	—
Tax Fees	—	—	—
All Other Fees	—	$—	$—

	$9,000	$—	$—

(1)	Information regarding the fees paid by, or billed to, the Company for the year ended 2004, 2003 and 2002 are based on services provided by Robison Hill & Co.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent accountants in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

As of August 15, 2005, the members of the Company’s Audit Committee consisted of Phil Pearce and Stan Hirschman.

The following is the Audit Committee Report (the “Report”) that the Audit Committee members (i.e., Phil Pearce and Stan Hirschman) approved for inclusion in this Information Statement

The Report

The Audit Committee reviewed and discussed with management Bronco’s audited financial statements as of and for the year ended December 31, 2004. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee’s responsibilities are set forth in the Audit Committee Charter adopted by the Board, which was filed as Appendix B to Bronco’s Information Statement. Each of the members of the Audit Committee qualifies as an “independent” director.

The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in Bronco’s annual report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. On April 21, 2005, Robison Hill indicated to Bronco that, due to future conflict of interest reasons, Robison Hill would cease to act as Bronco’s independent accountants. The decision to change accountants was not presented to, recommended or approved by the Audit Committee or the Board. During Bronco’s fiscal years ended December 31, 2004 and 2003, and the interim periods preceding the date thereof, there were no disagreements with Robison Hill on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Robison Hill, would have caused Robison Hill to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no “reportable events” as set forth in Item 304(a)(1)(v) of Regulation S-K. Bronco provided Robison Hill with a copy of its 8K report prior to its filing with the SEC and requested that Robison Hill furnish a letter stating whether it agrees with the statements made by Bronco in that 8K report and, if not, stating the respects in which it does not agree. A copy of such letter was filed as an exhibit to Bronco’s current report on Form 8-K filed with the SEC on May 5, 2005. Bronco has engaged Epstein Weber as independent accountants to succeed Robison Hill as Bronco’s independent accountants.

Submitted by the Audit Committee:

Phil Pearce Stan Hirschman

As of May 5, 2005, the members of the Audit Committee (i.e., Robert Hipple, Phil Pearce and Stan Hirschman) approved and recommended that the Company engage Epstein Weber as independent accountants to succeed Robison Hill as the Company’s independent accountants. The Audit Committee operates pursuant to a charter approved by the Board, which is attached to this Information Statement as Appendix B (the “ Audit Committee Charter”).

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 15, 2005 by: (i) each current director and nominee for director; (ii) all executive officers and current directors of the Company as a group; and (iii) all stockholders known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock or Preferred Stock. The information in this table is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below, and is based on 16,511,020 fully diluted shares of common stock outstanding (consisting of 12,811,020 issued and outstanding shares and 3,700,000 outstanding options).

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Dan J. Baker President and Director 2920 N. Swan, #206 Tucson, AZ 85712	3,000,000 (1)	18%

Common Stock	James Marshall Treasurer and Director 2920 N. Swan, #206 Tucson, AZ 85712	1,000,000 (2)	6.37%

Common Stock	Kevin M. Sherlock Secretary and Director 2920 N. Swan, #206 Tucson, AZ 85712	1,000,000 (3)	6.37%

Common Stock	Daniel L. Hodges Director Executive Chairman of the Board 2920 N. Swan, #206 Tucson, AZ 8571	3,000,000 (4)	18%

Common Stock	Brian J. Delfs Director of Subsidiary 2920 N. Swan, #206 Tucson, AZ 85712	608,000 (5)	3.87%

Common Stock	John A. Sylvester Director of Subsidiary 2920 N. Swan, #206 Tucson, AZ 85712	608,000 (6)	3.87%

Common Stock	James C. Balserak Director 2920 N. Swan, #206 Tucson, AZ 85712	600,000	3.82%

Common Stock	David P. Hinkins Director 2920 N. Swan, #206 Tucson, AZ 85712	600,000	3.82%

Common Stock	Stanley A. Hirschman Director 2920 N. Swan, #206 Tucson, AZ 85712	600,000	3.82%

Common Stock	Phil E. Pearce Director 2920 N. Swan, #206 Tucson, AZ 85712

Common Stock	Robert M. Smith Director 2920 N. Swan, #206 Tucson, AZ 85712	600,000	3.82%

Common Stock	All directors and executive officers as a group (13 persons)	11,616,000 (7)	70.35%

	Persons holding 5% or more:

Common Stock	3D Intel, Inc. Alan Lomax 2002 A Guadalupe Street Suite 187 Austin Texas 78705	2,000,000	12.75%

______

(1) Includes options held by Mr. Baker to purchase 1,500,000 shares at the rate of $0.01.

(2) Includes options held by Mr. Marshall to purchase 500,000 shares at the rate of $0.01.

(3) Includes options held by Mr. Sherlock to purchase 500,000 shares at the rate of $0.01.

(4) Includes all 3,000,000 shares held by Joshua & Grace Investments, LLC.

(5) Includes options held by Mr. Delfs to purchase 300,000 shares at the rate of $0.01. Mr. Delfs is the director of Bronco Green Power Company, a subsidiary of Bronco Energy Fund.

(6) Includes options held by Mr. Sylvester to purchase 300,000 shares at the rate of $0.01. Mr. Sylvester is the director of Bronco Coal Company, a subsidiary of Bronco Energy Fund.

(7) Includes all outstanding officer and director options of 3,700,000 shares.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in section 2(a)(9) of the Investment Company Act of 1940. The Company does not have an investment advisor.

Information Regarding the Board and its Committees

The Board has five committees: an Audit Committee, a Corporate Governance Committee, an Investment Committee, a Nominating Committee and a Compensation Committee. The committees operate pursuant to a charter. The charter of each committee is included as an appendix to this Information Statement and is available without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712.

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Each of the committees described below has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

An Audit Committee charter has been accepted and under the independent directorship control of a majority of independent directors. The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls. The audit committee will assist in determining the carrying values of portfolio investments. The Audit Committee currently consists of Phil Pearce and Stan Hirschman.

Corporate Governance Committee

A Corporate Governance Committee charter has been approved by, and is under the directorship control, of a majority of independent directors. The function of the Corporate Governance Committee is to review corporate performance, establish corporate governance standards, and plan for effective succession of the chief executive officer and senior management. The Corporate Governance Committee currently consists of Jim Marshall (chairman) and Phil Pearce.

Investment Committee

An Investment Committee charter and policy has been approved by, and is under the directorship control of, a majority of independent directors. The function of the charter and the committee will be to review and approve all investments in excess of $25,000 and assist in determining the carrying values of portfolio investments. The investment committee currently consists of Robert Smith and Dan Hodges.

Compensation Committee

A Compensation Committee charter and policy has been approved by, and is under the directorship of, a majority of independent directors. The purpose of the compensation committee will be to manage any stock option plan and review and recommend compensation arrangements for the directors and officers. The Compensation Committee currently consists of James Balserak (chairman), David Hinkins and Stan Hirschman.

Nominating Committee

A Nominating Committee charter has been accepted and under the independent directorship control of a majority of independent directors. The primary role of the Nominating Committee is to actively seek individuals qualified to become members of the board of directors, while ensuring that proper evaluations and performances are upheld within the boards. The Nominating Committee currently consists of James Balserak and Robert Smith.

Verification of Independent Directors

A resolution has been adopted and a policy for determination of Directors independence has been established. Our independent directors have proclaimed and established themselves as independent via the following proclamation as established by the Independence Charter, including:

•

within the last five (5) years, has not received more than $50,000 per year in direct compensation from the Corporation or any of its affiliates other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

within the last five (5) years, has not been affiliated with or employed by any independent audit firm presently acting as auditor of the Corporation or an affiliate of the Corporation or having acted as such an auditor during the previous 5 years;

•

within the past five (5) years, has had no personal service relationships and has not been affiliated with an organization that has had a personal service relationship with the Corporation, or with a member of the Corporation's senior management;

•	within the past (5) years, has not accepted any fee or compensation from the Corporation other than director's fees and compensation;
•

within the last five (5) years, has not had any material business relationship (such as commercial, industrial, consulting, legal, or accounting) with the Corporation for which the Corporation has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; and;

•

within the past five (5) years, has not been part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee or a committee of a similar nature of another company that concurrently employs the director.

Summary Compensation Table. The following table sets forth information with respect to compensation we paid for the years ended December 31, 2004, 2003, and 2002, for services of Dan Baker, our Chief Executive Officer, and James Marshall, our Treasurer, and Kevin Sherlock, our Secretary. We have not paid any other current executive officer in excess of $100,000

(including salaries and benefits) during the years ended December 31, 2004, 2003 or 2002. Dan Hodges, the former CEO, did not receive compensation in prior years.

	Annual Compensation			Long-Term Compensation Awards
	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)($)	Securities Underlying Options SARs (#)
Dan Baker	2005	60,000*	-0-	-0-	1,500,000	1,500,000
	2004	-0-	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	-0-	-0-
	2002	-0-	-0-	-0-	-0-	-0-
James Marshall	2005	36,000*	-0-	-0-	500,000	500,000
	2004	-0-	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	-0-	-0-
	2002	-0-	-0-	-0-	-0-	-0-
Kevin Sherlock	2005	36,000*	-0-	-0-	500,000	500,000
	2004	-0-	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	-0-	-0-
	2002	-0-	-0-	-0-	-0-	-0-

* Year 2005 salary figure based on employment contract. Restricted stock awards and options were issued on January 4, 2005.

Employment Contracts and Termination and Change of Control Arrangements

We have an employment contract with Dan Baker, our President, for a salary in the amount of $60,000 per year. We have an employment contract with James Marshall, our Treasurer, for a salary in the amount of $36,000 per year. We have an employment contract with Kevin Sherlock, our Secretary, for a salary in the amount of $36,000 per year. We have no other employment contracts or commitments. These officer salaries are contingent on the Company having the cash flow and/or cash reserves to meet its operating expenses. The Company does not have any other employment agreements in place.

Consulting Agreements

On December 21, 2004, the Company entered into a consulting agreement with 3D Intel, Inc. which is controlled by Alan Lomax. 3D Intel provided consulting services regarding the Company’s initial conversion to a business development company regulated under the Investment Company Act of 1940, for $100,000. Pursuant to the consulting contract, the Company issued a promissory note in the amount of $100,000 to 3D Intel to secure payment on the contract. On February 8, 2005, the note was converted into common stock at the rate of $0.05 per share for a total of issuance of 2,000,000 shares of common stock. On April 2, 2005, the Company entered into another consulting agreement with 3D Intel. 3D Intel provided consulting services regarding the Company’s strategic business planning, for $100,000. Pursuant to the consulting contract, the Company issued a promissory note in the amount of $100,000 to 3D Intel to secure payment on the contract. On April 15, 2005, the note was converted into common stock at the rate of $0.50 per share for a total of issuance of 200,000 shares of common stock.

Indemnification Agreements

There are no indemnification agreements known to management which have been entered into by the Company.

Certain Relationships and Related Party Transactions

On December 16, 2004, the Company issued a promissory note in the amount of $150,000 to its then president, Daniel Hodges, in return for Mr. Hodges tendering his resignation effective December 16, 2004 and for returning for cancellation his 800,000 shares of common stock of the Company, then representing 80% control of the company. The terms of the note provided Mr. Hodges the option to convert the note into common stock in the event that the Company filed with the SEC a Form 1-E. On January 24, 2005, the Company did file a Form 1-E. Mr. Hodges assigned the note to his children's trust investment arm, Joshua & Grace Investments, LLC, which subsequently converted the note in the Form 1-E offering on February 8, 2005, at the rate of $0.05 per share, resulting in 3,000,000 shares being issued, then representing approximately 19% control of the Company. On February, 9, 2005, Mr. Hodges was appointed to the Board of Directors as Chairman. The Company has engaged in no transactions with the directors or executive officers other than as described above or in the notes to the financial statements.

Code Of Ethics

The Company has adopted a Code of Ethics in accordance with the requirements of Investment Company Act that applies to all the directors and officers of the Company and is attached to this Information Statement as Appendix H. A copy of the Code of Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712..

Code of Business Conduct and Ethics

Each executive officer and director of the Company is subject to the Company’s Code of Business Conduct and Ethics which was adopted by the Board and is attached to this Information Statement as Appendix I. A copy of the Code of Business Conduct and Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712.

Stockholder Communications With The Board Of Directors

A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board generally, or to such specific director or directors individually, at: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

Investment Advisor, Principal Underwriter and Administrator

The Company does not presently engage, and does not intend to engage, the services of an investment advisor or administrator, and it does not currently have any arrangement with a principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2004. To the best of the Company’s knowledge, of the Company’s Directors and executive officers, only Kevin Sherlock has satisfied these filings by filing Form 3 reports of their initial holdings during 2005.

Annual Report

The Company will furnish, without charge, a copy of the Company’s most recent annual report on Form 10-K to any stockholder that requests a copy. Requests for the annual report should be directed to the Company’s Corporate Secretary at 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712, phone: (520) 319-6102.

Incorporation by Reference

SEC rules and regulations allow the Company to “incorporate by reference” information that the Company files with the SEC, which means that the Company can disclose important information to you by referring you to documents previously filed with the SEC. Accordingly, this Information Statement incorporates by reference all information required by Item 13(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended, that is contained in Bronco’s annual report on Form 10-K for the year ended December 31, 2004, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2005, which sets forth important information about the Company and the Company’s financial condition that is not otherwise set forth in this Information Statement. For your convenience, a copy of the Company’s annual report on Form 10-K for the year ended December 31, 2004 has been included with this Information Statement. Additional copies are available at the SEC’s website at http://www.sec.gov or by contacting the Company’s Corporate Secretary via mail at c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712 or via telephone at (520) 319-6102.

OTHER MATTERS

The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

By Order of the Board of Directors
/s/
Daniel L. Hodges
Chairman and Chief Executive Officer

August 18, 2005

Appendix A

BRONCO ENERGY FUND, INC.

2005 STOCK OPTION PLAN

ARTICLE I

GENERAL PROVISIONS

1.	PURPOSE

This 2005 Stock Option Plan is intended to promote the interests of Bronco Energy Fund, Inc. (the “Corporation”) and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under this Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Capitalized terms used herein have the meanings ascribed to such terms in Section 6 of this Article I.

2.	STRUCTURE OF THE PLAN

The Plan is divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. The provisions of Articles I and IV of the Plan apply to both the Option Grant Program and the Stock Issuance Program and accordingly govern the interests of all individuals in the Plan.

3.	ADMINISTRATION OF THE PLAN

(a)           The Board shall administer the Plan. The Board at any time may appoint a committee and delegate to such committee some or all of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of such committee may serve for such period of time as the Board determines and will be subject to removal by the Board at any time. The Board at any time may terminate the functions of such committee and reassume all powers and authority previously delegated to such committee. In the event that a committee is appointed to administer the Plan, the committee (the “Committee”) shall be comprised of at least two (2) members of the Company’s Board of Directors (“Board”) who each shall (a) be a “non-employee director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required for transactions under the Plan to be exempt from the requirements of Rule 16b, and (b) be an “outside director” as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code.

(b)           The Plan Administrator will have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator will be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

4.	OPTION GRANTS AND SHARE ISSUANCES

(a)           The persons eligible to receive option grants pursuant to the Option Grant Program (each an “Optionee”) and/or share issuances under the Stock Issuance Program (each a “Participant”) are limited to the following:

(1)            key employees (including officers and directors) of the Corporation (or its Parent or Subsidiary corporations, if any) who render services that contribute to the success and growth of the Corporation (or its Parent or Subsidiary corporations), or that reasonably may be anticipated to contribute to the future success and growth of the Corporation (or its Parent or Subsidiary corporations);

(2)            the non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary corporations; and

(3)            those consultants or independent contractors who provide valuable services to the Corporation (or its Parent or Subsidiary corporations, if any).

(b)           Except as otherwise provided herein, the Plan Administrator will have full authority to determine: (i) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

(c)           The Plan Administrator will have the absolute discretion either to grant options in accordance with Article II of the Plan or to effect share issuances in accordance with Article III of the Plan.

5.	STOCK SUBJECT TO THE PLAN

(a)           The stock issuable under the Plan will be shares of the Corporation’s authorized but unissued or reacquired Common Stock (the “Common Stock”). The maximum number of shares that may be issued over the term of the Plan may not exceed ten million (10,000,000) shares of Common Stock. The total number of shares issuable under the Plan is subject to adjustment from time to time in accordance with the provisions of Section 5(c).

(b)           Shares subject to (i) the portion of one or more outstanding options that are not exercised or surrendered prior to expiration or termination and (ii) outstanding options canceled in accordance with the cancellation/regrant provisions of Section 5 of Article II will be available for subsequent option grants or stock issuances under the Plan. Shares issued under either the Option Grant Program or the Stock Issuance Program (whether as vested or unvested shares) that are repurchased by the Corporation will not be available for subsequent option grants or stock issuances under the Plan.

(c)           In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator will be final, binding and conclusive.

(d)           Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

(e)           It is the intention of the Corporation that, if any of the Corporation’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), this Plan comply in all respects with Rule 16b-3 under the 1934 Act. If any Plan provision is later found not to be in compliance with such Section, the provision will be deemed null and void, and in all events the Plan Administrator will construe the Plan in favor of meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16(b) of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants.

6.	DEFINITIONS

The following definitions apply to the respective capitalized terms used herein:

Board means the Board of Directors of Bronco Energy Fund, Inc.

Code means the Internal Revenue Code of 1986, as amended.

Corporation means Bronco Energy Fund, Inc., a Nevada corporation.

Corporate Transaction means one or more of the following transactions:

(a)           a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation’s incorporation;

(b)           any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

(c)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

(d)           means the acquisition of fifty percent (50%) or more of the Corporation’s outstanding voting stock by a person or group of related persons other than the Corporation, a person that directly or indirectly controls, is controlled by or is under common control with the Corporation, or any existing shareholder of the Corporation as of the date of the adoption of the Plan by such shareholders.

Employee means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations. An optionee will be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date means the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such exercise must be effected pursuant to a stock purchase agreement incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under the option.

Fair Market Value of a share of Common Stock on any relevant date will be determined in accordance with the following provisions:

(a)           If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subsections (b) and (c) below will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value will be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems appropriate under the circumstances.

(b)           If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value will be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist will be determinative of Fair Market Value.

(c)           If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value will be the closing selling price on the exchange on the last preceding date for which such quotation exists.

Incentive Option means an incentive stock option that satisfies the requirements of Section 422 of the Code.

Non-Statutory Option means an option not intended to meet the statutory requirements prescribed for an Incentive Option.

Parent corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expect to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

Plan means this Bronco Energy Fund, Inc. 2005 Stock Option Plan.

Plan Administrator means the Board or a committee thereof, to the extent such committee is responsible for plan administration in accordance with Article I, Section 3.

Service means the performance of services for the Corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation) or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant, the purchase agreement evidencing the purchased option shares or the issuance agreement evidencing any direct stock issuance. An optionee will be deemed to remain in Service for so long as such individual renders services to the Corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation) or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

Subsidiary corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Ten Percent Shareholder means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

ARTICLE II

OPTION GRANT PROGRAM

1.	TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to the Plan must be authorized by action of the Plan Administrator and, at the discretion of the Plan Administrator, may be either Incentive Options or Non-Statutory Options. Each granted option must be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, that each such instrument must comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option will be subject to the applicable provisions of Section 2 of this Article II.

(a)	Option Price.

(1)	The option price per share will be fixed by the Plan Administrator.

(2)            The option price will be immediately due upon exercise of the option, and subject to the provisions of Article IV, Section 2, will be payable in cash or check drawn to the Corporation’s order. Should the Corporation’s outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) at the time the option is exercised, then the option price may also be paid as follows:

(A)           in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(B)            through a special sale and remittance procedure pursuant to which the Optionee is to (i) provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

(b)           Term and Exercise of Options. Each option granted under the Plan will be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. No option granted under the Plan, however, will have a term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee’s death.

(c)	Termination of Service.

(1)          Should the Optionee cease to remain in Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under the Plan, then except to the extent otherwise provided pursuant to Section 5 of this Article II, each such option will remain exercisable for the limited period of time (not to exceed twelve (12) months after the date of such cessation of Service) specified by the Plan Administrator in the option agreement. In no event, however, will any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option will terminate and cease to be exercisable.

(2)            Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee’s death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution. The maximum number of shares for which such option may be exercised will be limited to the number of shares (if any) for which the option is exercisable on the date of the Optionee’s cessation of Service. Any such exercise of the option must be effected prior to the earlier of the first anniversary of the date of the Optionee’s death or the specified expiration date of the option term. Upon the occurrence of either such event, the option will terminate and cease to be exercisable.

(3)            Notwithstanding subsections (1) and (2) above, the Plan Administrator will have discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the limited period of exercisability following the Optionee’s cessation of Service, not only with respect to the number of shares for which the option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Service not occurred.

(4)            Notwithstanding any provision of this Article II or any other provision of this Plan to the contrary, any options granted under this Plan will terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for “cause” or could have been terminated for “cause.” If the Optionee has an employment or consulting agreement with the Corporation, the term “cause” will have the meaning given that term in such employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such agreement does not define the term “cause,” the term “cause” means: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could substantially damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to material liability, (iv) an act constituting sexual harassment or other violation of the civil rights of coworkers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation, and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option will be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this section.

(d)           Shareholder Rights. An Optionee will have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee has exercised the option and paid the option price.

(e)           Repurchase Rights. The shares of Common Stock issued under the Plan may be subject to certain repurchase rights of the Corporation in accordance with the following provisions:

(1)            (A)The Plan Administrator will have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service while the optionee is holding such unvested shares, the Corporation will have the right to repurchase, at the option price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of such shares. Except as set forth herein, the terms and conditions upon which such repurchase right will be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) will be established by the Plan Administrator and set forth in an instrument evidencing such right.

(B)            The repurchase right may be assigned to any person or entity selected by the Corporation, including one or more of the Corporation’s shareholders. If the selected assignee is other than a Parent or Subsidiary corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation), then the assignee must make a cash payment to the Corporation, upon the assignment of the repurchase right, in an amount equal to the amount by which the aggregate Fair Market Value of the unvested shares at the time subject to the assigned right exceeds the aggregate repurchase price payable for such unvested shares.

(C)           Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Plan will terminate as of the effectiveness of the Corporate Transaction and the shares subject to such rights will vest immediately in full; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(2)            Until such time as the Corporation’s outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation will have a right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal will be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions established by the Plan Administrator and set forth in the instrument evidencing such right.

2.	INCENTIVE OPTIONS

The terms and conditions specified below will be applicable to all Incentive Options granted under the Plan. Incentive Options may be granted only to individuals who are Employees. Options that are specifically designated as Non-Statutory Options when issued under the Plan will not be subject to the following terms and conditions.

(a)           Option Price. The option price per share of the Common Stock subject to an Incentive Option in no event may be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share may not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

(b)           Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year may not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws will be applied on the basis of the order in which such options are granted.

(c)           Option Term for Ten Percent Shareholder. No option granted to a Ten Percent Shareholder may have a term in excess of five (5) years from the grant date.

Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan will be applicable to the Incentive Options granted hereunder.

3.	CORPORATE TRANSACTION

(a)           In connection with any Corporate Transaction, where the Corporation is not the surviving entity of a Corporate Transaction, all outstanding options under the Plan will accelerate so that each or any such option, immediately prior to the specified effective date for such Corporate Transaction, will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for each or any outstanding option either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereto.

(b)           If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in a Corporate Transaction, or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option, immediately after such Corporate Transaction, will be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share, provided the aggregate option price payable for such securities or other property will remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction will be appropriately adjusted.

(b)           The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction will remain subject to the applicable dollar limitation of subsection 2(b) of this Article II.

(c)           The grant of options under this Plan will in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

4.	CANCELLATION AND NEW GRANT OF OPTIONS

The Plan Administrator will have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

5.	EXTENSION OF EXERCISE PERIOD

The Plan Administrator will have full power and authority to extend (either at the time the option is granted or at any time that the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, may such option be exercisable after the specified expiration date of the option term.

ARTICLE III

STOCK ISSUANCE PROGRAM

1.	TERMS AND CONDITIONS OF STOCK ISSUANCES

Shares of Common Stock will be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance must be evidenced by a Stock Issuance Agreement (“Issuance Agreement”) that complies with the terms and conditions of this Article III.

(a)	Issue Price.

(1)            Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of the issued shares.

(2)            Shares may be issued under the Plan for such consideration as the Plan Administrator shall from time to time determine, provided that in no event may shares be issued for consideration other than:

(A)	cash or check payable to the Corporation,

(B)            a promissory note in favor of the Corporation, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify, or

(C)	services rendered.

(b)	Vesting Schedule.

(1)            In the discretion of the Plan Administrator, the interest of a Participant in the shares of Common Stock issued to such Participant under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4) below. Except as otherwise provided in subsection (b)(2), the Participant may not transfer any issued shares in which such Participant does not have a vested interest. Accordingly, all unvested shares issued under the Plan must bear the restrictive legend specified in Article IV, Section 1, until such legend is removed in accordance with such section. Regardless of whether or not a Participant’s interest in such shares is vested, such Participant will be entitled to exercise all the rights of a shareholder with respect to the shares of Common Stock issued to Participant hereunder, including the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) that the holder of unvested Common Stock may have the right to receive with respect to such unvested shares by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration therefore will be issued subject to (i) the same vesting requirements under subsection (b)(4) applicable to the unvested Common Stock, and (ii) such escrow arrangements as the Plan Administrator deems appropriate.

(2)            As used in this Article III, the term “transfer” includes (without limitation) any sale, pledge, encumbrance, gift or other disposition of such shares. A Participant will have the right to make a gift of unvested shares acquired under the Stock Issuance Program to Participant’s spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the donee of such shares delivers to the Corporation, at the time of such donee’s acquisition of the gifted shares, a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement executed by the Participant.

(3)            Should the Participant cease Service for any reason while Participant’s interest in the Common Stock remains unvested, then the Corporation will have the right to repurchase, at the original purchase price paid by the Participant, all or (at the discretion of the Corporation and with the consent of the Participant) any portion of the shares in which the Participant is not at the time vested, and the Participant will thereafter cease to have any further shareholder rights with respect to the repurchased shares, and any dividends or distributions made as set forth in subsection (b)(1) above may be recovered by the Corporation pursuant to the applicable escrow terms.

(4)            Any shares of Common Stock issued under the Stock Issuance Program that are not vested at the time of such issuance will vest in one or more installments thereafter. The elements of the vesting schedule, specifically, the performance or service objectives to be completed or achieved, the number of installments in which the shares are to vest, the interval or intervals (if any) that are to lapse between installments and the effect that death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, will be determined by the Plan Administrator and specified in the Issuance Agreement.

(5)            No shares of Common Stock or other assets may be issued or delivered under this Plan unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there has been compliance with all applicable requirements of Federal and state law or of any regulatory bodies having jurisdiction over such issuance and delivery, and any securities exchange on which stock of the same class is then listed.

(c)           Right of First Refusal. The Plan Administrator may also in its discretion establish as a term and condition of the issuance of one or more shares of Common Stock under the Stock Issuance Program that the Corporation will have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other mode of transfer) of one or more shares of such Common Stock. Such right of first refusal will be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument evidencing such right.

2.	CORPORATE TRANSACTION

Upon the occurrence of a Corporate Transaction, all or any outstanding repurchase rights under this Article III of the Plan will terminate and the shares subject to such rights will vest immediately in full; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

ARTICLE IV

MISCELLANEOUS

1.	STOCK LEGENDS.

Each certificate representing shares of Common Stock (or other securities) issued pursuant to the Plan will bear restrictive legends substantially as follows:

(1)

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The shares may not be sold, offered for sale, pledged or hypothecated without (i) an effective registration statement for the shares under said Act and laws, (ii) an opinion of counsel satisfactory to the Corporation that such registration is not required with respect to such sale or offer, or (iii) the Corporation is otherwise satisfied, in its sole discretion, that such registration is not required.”

(2)

“This certificate and the shares represented hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of written agreements between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Upon written request, the Company will furnish without charge a copy of such agreements to the holder hereof.”

2.	LOANS

(a)           The Plan Administrator, in its discretion, may assist any Optionee or Participant (including an Optionee or Participant who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by:

(1)	authorizing the extension of a loan from the Corporation to such Optionee or Participant, or

(2)            permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

(b)           The terms of any loan or installment method of payment (including the interest rate and terms of repayment applicable thereto) will be established by the Plan Administrator. Loans or installment payments must be secured by a pledge to the Corporation the purchased shares of Common Stock, but such arrangements otherwise may be made with or without other security or collateral; provided, that any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each Optionee or Participant may not exceed the sum of (i) the aggregate option price or purchase price payable for the purchased shares (less the par value of such shares rounded up to the nearest whole cent) plus (ii) any Federal and/or state income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

(c)           The Plan Administrator, in its discretion, may determine that one or more loans extended under the financial assistance program may be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board deems appropriate.

3.	AMENDMENT OF THE PLAN AND AWARDS

(a)           The Board will have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, that no such amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation’s shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article I, Section 5(c)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

(b)           Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which in both instances are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until the Corporation’s shareholders approve an amendment that sufficiently increases the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess stock option grants or direct stock issuances are made, then any unexercised options representing such excess will terminate and cease to be exercisable and the Corporation will promptly refund to the Optionees and Participants the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) thereon for the period the shares were held in escrow.

4.	EFFECTIVE DATE AND TERM OF PLAN

(a)           The Plan will become effective when adopted by the Board, but no option granted under the Plan will become exercisable, and no shares will be issuable under the Stock Issuance Program, unless and until the Plan has been approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan will terminate, and no further options may be granted and no shares may be issued under the Stock Issuance Program. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

(b)           The Plan will terminate upon the earlier of (i) ten years after the adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise of options granted under Article II or the issuance of shares under Article III. If the date of termination is determined under clause (i) above, then no options outstanding on such date under Article II and no shares issued and outstanding on such date under Article III will be affected by the termination of the Plan, and such securities will thereafter continue to have force and effect in accordance with the provisions of the Plan and the stock option agreements evidencing such Article II options and the stock purchase agreements evidencing the issuance of such Article III shares.

5.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan will be used for general corporate purposes.

6.	WITHHOLDING

The Corporation’s obligation to deliver shares upon the exercise of any options granted under Article II or upon the purchase of any shares issued under Article III is subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

7.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder is subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

*             *              *              *             *              *              *             *              *              *             *              *

Appendix B

The Board of Directors (the “Board”) of Bronco Energy Fund, Inc. (the “Company”) has adopted the following Charter (the “Charter”) of the Audit Committee (the “Committee”). This Charter should be interpreted in the context of all applicable laws, rules and regulations, the Company’s certificate of incorporation and bylaws, each as amended from time to time, and all other corporate governance documents adopted by the Board. This Charter is subject to modification from time to time by the Board as the Board may deem appropriate in the best interests of the Company or as required by applicable laws, rules or regulations.

BRONCO ENERGY FUND, INC.

AUDIT COMMITTEE CHARTER

POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall: a Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

1.	Review and evaluate the audit procedures and results of the Corporation's independent auditor and general auditor.

2.	Approve, engage and terminate the independent auditor.

3.	Review and evaluate the independent auditor's qualifications, performance and independence.

4.	Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders.

5.	Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation.

6.

Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

7.	At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the general auditor and with the independent auditor. Half of the members of the audit committee shall be a quorum to transact business.

QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under guidelines established from time to time by the Board of Directors and its Nominating Committee. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the rules promulgated by the Securities and Exchange Commission and the various exchanges on which the stock of the Corporation is listed and traded from time to time.

INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations' hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

INTERNAL AUDIT

The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

1.

Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees.

2.	Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

3.

Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

4.

Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

5.

Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

6.

Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer.

7.

Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

8	Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.

Appendix C

BRONCO ENERGY FUND, INC.

GUIDELINES FOR CORPORATE GOVERNANCE

Board of Director Functions

The board of directors shall:

•	Review and approve strategic plans to enhance stockholder value;
•	Review corporate performance;
•	Oversee and evaluate management's systems for internal control, financial reporting and public disclosure;
•	Establish corporate governance standards;
•	Oversee and evaluate senior management performance and compensation;
•	Plan for effective succession of the chief executive officer and senior management;
•	Be apprised of relations with stockholders;
•	Set a tone for a climate of corporate trust and confidence;
•	Set standards for director qualification;
•	Set standards for director orientation and continuing education;
•	Undertake an annual performance evaluation of the board of directors.

Executive Sessions of the Board of Directors

Annually, the board of directors shall hold at least two (2) executive sessions without management and the chief executive officer and in addition, at least two (2) executive sessions with the chief executive officer present, but without senior management, The Chairman of the Governance Committee shall preside at the executive sessions of the board of directors.

Company Communications with Members of the Board of Directors

Any employee, officer or other interested party who has an interest in communicating with non-management members of the board of directors may do so by directing the communication to the Chairman of the Governance Committee, The Chairman of the Governance Committee is the presiding director for non-management sessions of the board of directors. Directors have full and free access to officers and employees of the Corporation. Any meetings or contacts that a director wishes to initiate may be arranged through the chief executive officer or the secretary or directly by the director. Directors should use their judgment to ensure that any such contact is not disruptive to the business operations of the Corporation.

Director Responsibility

Directors must exercise sound business judgment and act in what they reasonably believe to be the best interests of the Company and its stockholders. In discharging this obligation, directors may reasonably rely on the honesty and integrity of The Corporation's management as well as that of its general auditor and independent auditor.

The Corporation will purchase reasonable directors' and officers' liability insurance for the benefit of its board of directors and management. In addition, directors and management shall be entitled to reasonable indemnification to the fullest extent permitted by the law of the State of Nevada and By-laws of the Corporation.

In order to effectively oversee the management of the Corporation, all directors are expected to attend meetings of the board of directors and meetings of committees of the board of directors of which they are members. Directors who attended less than seventy-five percent (75%) of meetings of the board of directors and meetings of committees of the board of directors of which they are members for two (2) consecutive years will not be eligible for nomination to the board of directors. Directors are expected to be prepared for these meetings and to be able to devote the time required. Information and data that are important to the understanding of the business to be conducted at a board of directors or committee meeting will generally be distributed in advance of the meeting.

In order to maintain independence for members of the Audit Committee, members of the Audit Committee may not directly or indirectly receive fees or other compensation for services as a consultant, legal advisor or financial advisor, regardless of the amount. Due to the Audit Committee's time commitment and responsibilities, Audit Committee members may receive reasonable fees and compensation that are greater than those paid to other directors.

Board of Directors Committees

The board of directors will maintain an Audit Committee, a Compensation Committee, a Nominating Committee, and Investment Committee, Governance Committee, and such other committees as it determines appropriate. A majority all of the members of the Audit Committee, Compensation Committee, Investment Committee, Nominating Committee and Governance Committee shall be independent directors under the criteria establish by Board from time to time.

Exclusive Committee Authority

The board of directors and each committee shall have the power to engage independent legal, financial or other advisors as it may deem necessary, without consulting or obtaining the approval of the board of directors or management of the Corporation in advance. The Audit Committee shall have exclusive authority to engage and terminate the Corporation's independent auditor. The Audit Committee shall also pre-approve all engagements of the public auditor for all non-audit services. Fees paid to the public auditor for non-audit services should not exceed the sum of the fees paid for audit and audit-related services. The Nominating Committee shall have exclusive authority to engage and terminate any consultant or search firm utilized to identify or recruit director candidates and to nominate directors for election by stockholders. The Compensation Committee shall have exclusive authority to set the compensation of the chief executive officer and senior management.

Crisis Management

The board of directors shall be proactive in the context of any governance, compliance or business crisis affecting The Corporation. The board of directors will work with management and any outside advisors in order to assess a crisis situation and choose a proper course of action. The board of directors will use its best efforts to maintain and preserve the value, integrity and control of the Corporation.

Appendix D

BRONCO ENERGY FUND, INC.

INVESTMENT COMMITTEE CHARTER

POLICY

The Investment Committee shall adopt standard procedures which shall be utilized by the Investment Committee in its analysis of potential investments using such calculations and criteria as the Investment Committee determines necessary to judge each investment in light of factors of safety, security, return, risk, and its appropriateness to the investment criteria presently in place. The Investment Committee shall adopt an investment analysis tool and a due diligence checklist to provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing potential investments. In discharging its responsibilities, the Investment Committee shall serve as an independent and objective party to monitor the Corporation's proposed investments.

Appendix E

BRONCO ENERGY FUND, INC.

COMPENSATION COMMITTEE CHARTER

The Compensation Committee shall be governed by and charged with responsibility to do the following:

•	Consider and authorize the compensation philosophy for the personnel of the Corporation;

•

Review and evaluate chief executive officer and senior management performance, in light of goals and objectives set by the Committee that include the Corporation’s performance and return to stockholders;

•	Annually review and approve perquisites for the chief executive officer and senior management;

•	Set the chief executive officer's and senior managements compensation based upon performance;

•	Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management;

•	Consider and approve the report of the Committee for inclusion in any proxy statement or information statement or annual report;

•	Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity based plans;

•	Administer incentive, deferred compensation, and equity based plans;

•	Annually review and update this charter for consideration by the board of directors;

•	Annually evaluate performance and function of the Compensation and Organization Committee;

•	Report the matters considered and actions taken by the Compensation Committee to the board of directors.

Appendix F

BRONCO ENERGY FUND, INC.

NOMINATING COMMITTEE CHARTER

The Nominating Committee shall be governed by and charged with responsibility to do the following:

1.	actively seek individuals qualified to become members of the board of directors;

2.	from time to time recommend individuals for appointment as directors by the board of directors;

3.	set the number of directors that shall constitute the whole board of directors;

4.	nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders;

5.	evaluate director compensation;

6.	recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

7.	annually evaluate the performance and function of this Nominating Committee;

8.

acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms and

9.	annually, review and update its own charter for consideration by the board of directors.

Appendix G

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

BRONCO ENERGY FUND, INC.

I, Dan Baker, certify that:

1. The name of the corporation is Bronco Energy Fund, Inc.

2. The original articles of the Company were filed with the Office of the Secretary of State on June 19, 1997.

3. By majority vote of the Shareholders and the Board of Directors, the Company hereby adopts the following amendments to its Articles of Incorporation:

Article FOURTH of the Articles of Incorporation is amended to read:

That the total number of authorized capital stock of the corporation that may be issued by the Corporation is: One Hundred Million shares of Common Stock (100,000,000) with a par value of $.001, and Ten Million shares of Preferred Stock (10,000,000) with a par value of $.001. Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. The Preferred Stock may be divided into separate series, with the designation of such Preferred Stock to be determined from time to time by the Board of Directors and filed, by Certificate of Designation, with the State of Nevada.

IN WITNESS WHEREOF, Bronco Energy Fund, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this        ?       day of        ?       , 2005.

By:__________________
Dan Baker

President

Appendix H

BRONCO ENERGY FUND, INC.

CODE OF ETHICS

1.              Act with honesty and integrity; avoid actual or apparent conflicts of interest in personal and professional relationships.

2.              Provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable.

3.              Comply with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.

4.              Act in good faith, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

5.	Respect the confidentiality of information acquired in the course of employment.

6.	Share knowledge and maintain skills necessary and relevant to the Corporation's needs.

7.	Proactively promote ethical and honest behavior within the Corporation’s environment.

8.	Assure responsible use of and control of all assets, resources and information of the Corporation.

Appendix I

BRONCO ENERGY FUND, INC.

CODE OF ETHICS AND BUSINESS CONDUCT

FOR

OFFICERS, DIRECTORS AND EMPLOYEES

OF

BRONCO ENERGY FUND, INC.

1.	TREAT IN AN ETHICAL MANNER THOSE TO WHOM THE COMPANY. HAS AN OBLIGATION.

The officers, directors and employees of BRONCO ENERGY FUND, INC. (the "Company") are committed to honesty, just management, fairness, providing a safe and healthy environment free from the fear of retribution, and respecting the dignity due everyone. For the communities in which we live and work we are committed to observe sound environmental business practices and to act as concerned and responsible neighbors, reflecting all aspects of good citizenship.

For our shareholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources.

For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

2.	PROMOTE A POSITIVE WORK ENVIRONMENT.

All employees want and deserve a workplace where they feel respected, satisfied, and appreciated. We respect cultural diversity and will not tolerate harassment or discrimination of any kind -- especially involving race, color, religion, gender, age, national origin, disability, and veteran or marital status.

Providing an environment that supports honesty, integrity, respect, trust, responsibility, and citizenship permits us the opportunity to achieve excellence in our workplace. While everyone who works for the Company must contribute to the creation and maintenance of such an environment, our executives and management personnel assume special responsibility for fostering a work environment that is free from the fear of retribution and will bring out the best in all of us. Supervisors must be careful in words and conduct to avoid placing, or seeming to place, pressure on subordinates that could cause them to deviate from acceptable ethical behavior.

3.	PROTECT YOURSELF, YOUR FELLOW EMPLOYEES, AND THE WORLD WE LIVE IN.

We are committed to providing a drug-free, safe and healthy work environment, and to observing environmentally sound business practices. We will strive, at a minimum, to do no harm and where possible, to make the communities in which we work a better place to live. Each of us is responsible for compliance with environmental, health and safety laws and regulations.

4.	KEEP ACCURATE AND COMPLETE RECORDS.

We must maintain accurate and complete Company records. Transactions between the Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

5.	OBEY THE LAW.

We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a. minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

a.	STRICTLY ADHERE TO ALL ANTITRUST LAWS.

Officer, directors and employees must strictly adhere to all antitrust laws. Such laws exist in the United States and in many other countries where the Company may conduct business. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.

b.	STRICTLY COMPLY WITH ALL SECURITIES LAWS.

In our role as a publicly owned company, we must always be alert to and comply with the security laws and regulations of the United States and other countries.

i.	DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING.

Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information. To avoid even the appearance of impropriety, Company policy also prohibits officers, directors and employees from trading options on the open market in Company stock under any circumstances.

Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigationby the government, the trade will be viewed after-the-fact with the benefit of hindsight. Consequently, officers, directors and employees should always carefully consider how their trades would look from this perspective.

Two simple rules can help protect you in this area: (1) Do not use nonpublic information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

This guidance also applies to the securities of other companies for which you receive information in the course of your employment at The Company .

ii.	BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS.

As a public company, the Company must be fair and accurate in all reports filed with the United States Securities and Exchange Commission. Officers, directors and management of the Company are responsible for ensuring that all reports are filed in a timely manner and that they fairly present the financial condition and operating results of the Company.

Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

The principal executive officer and principal financial Officer will certify to the accuracy of reports filed with the SEC in accordance with the Sarbanes-Oxley Act of 2002. Officers and Directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

6.	AVOID CONFLICTS OF INTEREST.

Our officers, directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company. Officers, directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair, or even appear to impair, the independence of any judgment they may need to make on behalf of the Company.

HERE ARE SOME WAYS A CONFLICT OF INTEREST COULD ARISE:

•	Employment by a competitor, or potential competitor, regardless of the nature of the employment, while employed by the Company.
•	Acceptance of gifts, payment, or services from those seeking to do business with the Company.
•	Placement of business with a firm owned or controlled by an officer, director or employee or his/her family.
•	Ownership of, or substantial interest in, a company that is a competitor, client or supplier.
•	Acting as a consultant to the Company, a customer, client or supplier.
•	Seeking the services or advice of an accountant or attorney who has provided services to the Company.

Officers, directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure of any potential conflict is the key to remaining in full compliance with this policy.

1.	COMPETE ETHICALLY AND FAIRLY FOR BUSINESS OPPORTUNITIES.

We must comply with the laws and regulations that pertain to the acquisition of goods and services. We will compete fairly and ethically for all business opportunities. In circumstances where there is reason to believe that the release or receipt of non-public information is unauthorized, do not attempt to obtain and do not accept such information from any source.

If you are involved in Company transactions, you must be certain that all statements, communications, and representations are accurate and truthful.

2.	AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS.

The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company's reputation.

3.	MAINTAIN THE INTEGRITY OF CONSULTANTS, AGENTS, AND REPRESENTATIVES.

Business integrity is a key standard for the selection and retention of those who represent the Company. Agents, representatives and consultants must certify their willingness to comply with the Company's policies and procedures and must never be retained to circumvent our values and principles. Paying bribes or kickbacks, engaging in industrial espionage, obtaining the proprietary data of a third party without authority, or gaining inside information or influence are just a few examples of what could give us an unfair competitive advantage and could result in violations of law.

4.	PROTECT PROPRIETARY INFORMATION.

Proprietary Company information may not be disclosed to anyone without proper authorization. Keep proprietary documents protected and secure. In the course of normal business activities, suppliers, customers and competitors may sometimes divulge to you information that is proprietary to their business. Respect these confidences.

5.	OBTAIN AND USE COMPANY ASSETS WISELY.

Personal use of Company property must always be in accordance with corporate policy. Proper use of Company property, information resources, material,

facilities and equipment is your responsibility. Use and maintain these assets with the utmost care and respect, guarding against waste and abuse, and never borrow or remove Company property without management's permission.

6.	FOLLOW THE LAW AND USE COMMON SENSE IN POLITIC CONTRIBUTIONS AND ACTIVITIES.

The Company encourages its employees to become involved in civic affairs and to participate in the political process. Employees must understand, however, that their involvement and participation must be on an individual basis, on their own time and at their own expense. In the United States, federal law prohibits corporations from donating corporate funds, goods, or services, directly or indirectly, to candidates for federal offices -- this includes employees' work time. Local and state laws also govern political contributions and activities as they apply to their respective jurisdictions.

7.	BOARD COMMITTEES.

The Company shall establish an Audit Committee empowered to enforce this Code of Ethics. The Audit Committee will report to the Board of Directors at least once each year regarding the general effectiveness of the Company's Code of Ethics, the Company's controls and reporting procedures and the Company's business conduct.

8.	DISCIPLINARY MEASURES.

The Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline. Violations of the Code shall be promptly reported to the Audit Committee. Pursuant to procedures adopted by it, the Audit Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment and restitution.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.